EXHIBIT 23.0—CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in Registration Statement (Form S-8 No. 33-40353) pertaining to the 1990 Directors Stock Option Plan, Registration Statement (Form S-8 No. 33-83826) pertaining to the Inter-Tel, Incorporated 1994 Long Term Incentive Plan, Registration Statement (Form S-8 No. 33-73620) pertaining to the Inter-Tel, Incorporated Employee Stock Ownership Plan, Registration Statement (Form S-8 No. 333-41197) pertaining to the Inter-Tel, Incorporated 1997 Long Term Incentive Plan and Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan, Registration Statement (Form S-8 No. 333-56872) pertaining to the Acquisition Stock Option Plan, Registration Statement (Form S-8 No. 333-67261) pertaining to the Acquisition Stock Option Plan, Registration Statement (Form S-8 No. 333-85098) pertaining to the Inter-Tel, Incorporated 1997 Long Term Incentive Plan and Acquisition Stock Option Plan, Registration Statement (Form S-8 No. 333-87474) pertaining to the Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan, Registration Statement (Form S-8 No. 333-104642) pertaining to the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan, Registration Statement (Form S-8 No. 333-016868) pertaining to the Inter-Tel, Incorporated Tax Deferred Savings Plan and Retirement Trust, and Registration Statement (Form S-3 No. 33-58161), Registration Statement (Form S-3 No. 33-61437), Registration Statement (Form S-3 No. 333-01735), Registration Statement (Form S-3 No. 333-12433), Registration Statement (Form S-3 No. 333-39221), of our report dated March 10, 2005, with respect to the consolidated financial statements and schedule of Inter-Tel, Incorporated, Inter-Tel, Incorporated management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Inter-Tel, Incorporated, included in this Annual Report (Form 10-K) of Inter-Tel, Incorporated for the year ended December 31, 2004.

/s/ Ernst & Young LLP

Phoenix, Arizona
March 10, 2005